Exhibit 99.8

FIRST QUARTER 2003 EARNINGS REVIEW APRIL 16, 2003

SLIDE 1
FIRST QUARTER 2003 SUMMARY First Quarter earnings per share $0.45 U.S. Corporate Market Share at 21.2%, up 0.5 point from a year ago European Corporate Market Share at 11.3%, up 0.1 point from a year ago First Quarter Cost Performance at $638 million* favorable, ahead of plan On track to deliver full year earnings of $0.70 a share * See Appendix 1 (page 6 of 10) for reconciliation to GAAP

SLIDE 2
Earnings Per Share $0.45 $ 1.06 Net Income (Mils.) $ 896 $1,990 - Income from Continuing Operations 899 979 Revenue (Bils.) Total Sales and Revenue $40.9 $1.4 Automotive Sales 34.2 2.0 Automotive Return On Sales Worldwide 1.7% 2.4 Pts. Automotive Cash, Marketable Securities and VEBA* Assets (Bils.) Gross $26.6 $5.1 Net of Automotive Debt 12.6 5.0 Operating Related Cash Flows Before Tax Refunds 0.6 ** 1.8 * Voluntary Employee Beneficiary Association (VEBA) Trust used to pre-fund certain employee benefit obligations ** $1.5 billion including tax refunds. See Slide 17 for calculation and Appendix 1 (pages 9 and 10 of 10) for reconciliation to GAAP FIRST QUARTER RESULTS 2003 B / (W) 2002 First Quarter

SLIDE 3
TOTAL COMPANY FIRST QUARTER 2003 PROFIT / (LOSS) W'wide Auto Fin Svcs 1995 MARKET PROFITS 1337 659 678 World- wide Automotive Financial Services $659 Pre-Tax Profits by Sector (Mils.) $678 $1,337 W'wide Auto Fin Svcs 1995 MARKET PROFITS 899 496 403 Automotive Financial Services $496 Income by Sector* (Mils.) $403 $899 World- wide B / (W) 2002 $979 $785 $194 $1,364 $1,029 $335 * Income / (loss) from continuing operations

SLIDE 4
2003 FIRST QUARTER PRE-TAX PROFIT COMPARED WITH 2002 FIRST QUARTER 2002 2003 Volume Revenue Cost Other Fin Svcs. 0 1.3 0.4 -0.1 0.6 0.1 0.3 Corporate Pre-Tax Profit (Bils.) $0 $(0.1) $0.4 2002 1st Qtr. 2003 1st Qtr. Net Pricing Cost Performance $0.6 Volume $1.3 Other $0.1 $1.3 Financial Services $0.3 Automotive

SLIDE 5
REVISED AUTOMOTIVE SECTOR REPORTING BASIS OF CHANGE Reflects evolution in organizational structure Results from organizational change and appointment of Executive Vice Presidents to lead North American and International Automotive Operations Aligns with management focus on business units Results in reporting of additional financial data

SLIDE 6
DEFINITION OF AUTOMOTIVE SEGMENTS North America International Europe South America Asia Pacific Premier Automotive Group (P.A.G.) Other Other Automotive Ford, Lincoln, and Mercury brands in U.S., Canada, and Mexico Ford Brand Ford Brand Ford Brand Jaguar, Land Rover, Volvo, and Aston Martin worldwide Includes Ford share of Mazda earnings Primarily net interest

SLIDE 7
REVISED AUTOMOTIVE SECTOR REPORTING Business unit basis Based on absolute costs Worldwide results reported Included in Other Automotive Geographic, legal entity basis Reflected transfer prices for vehicles, components, and product engineering Included in regional results Included in regional results Reported Results Intra-Company Transactions P.A.G. Results Net Interest Expense Prior Present

SLIDE 8
AUTOMOTIVE SECTOR FIRST QUARTER 2003 PROFIT / (LOSS) w'wide n. a. intl eur p.a.g. s. am a p other intl other auto 1995 MARKET PROFITS 659 1236 -353 -25 25 -25 50 20 -224 Worldwide $659 Pre-Tax Profits by Segment (Mils.) $1,236 $(353) North America International Other Automotive B / (W) 2002 $1,029 $771 $116 $142 $(224)

SLIDE 9
AUTOMOTIVE SECTOR - NORTH AMERICA SEGMENT FIRST QUARTER KEY METRICS -- 2003 vs. 2002 1st Qtr 2nd Qtr East 465 1236 1st Qtr 2nd Qtr East 21473 22215 1st Qtr 2nd Qtr East 1030 1023 $1,236 $465 2002 2003 2002 2003 2002 2003 $22,215 $21,473 1,023 1,030 Memo: U.S. Mkt. Share 19.5% 20.0% Pre-Tax Profit (Mils.) Revenue (Mils.) Vehicle Unit Sales (000)

SLIDE 10
AUTOMOTIVE SECTOR - INTERNATIONAL SEGMENT FIRST QUARTER 2003 PROFIT / (LOSS) int'l europe s.a. ap pag other 1995 MARKET PROFITS -353 -249 -31 -26 -88 41 International $(353) Pre-Tax Profits by Operation (Mils.) $(249) $(88) Europe Asia Pacific South America Other $(26) $(31) B / (W) 2002 $116 $19 $54 $13 $(18) $48 $41 P.A.G.

SLIDE 11
INTERNATIONAL SEGMENT - EUROPE FIRST QUARTER KEY METRICS -- 2003 vs. 2002 1st Qtr 2nd Qtr East 4138 5023 2003 2002 $5,023 $4,138 Memo: Mkt. Share 9.0% 9.2% Revenue (Mils.) 1st Qtr 2nd Qtr East 342 401 2003 2002 401 342 Vehicle Unit Sales (000) 1st Qtr 2nd Qtr East -268 -249 $(268) $(249) 2003 2002 Pre-Tax Profit (Mils.)

SLIDE 12
INTERNATIONAL SEGMENT - SOUTH AMERICA FIRST QUARTER KEY METRICS -- 2003 vs. 2002 1st Qtr 2nd Qtr East 41 46 2002 41 Vehicle Unit Sales (000) 2003 41 1st Qtr 2nd Qtr East 396 330 2003 2002 $396 $330 Revenue (Mils.) 1st Qtr 2nd Qtr East -85 -31 $(31) $(85) 2003 2002 Pre-Tax Profit (Mils.) 46 Memo: Brazil Mkt. Share 8.3% 10.5%

SLIDE 13
INTERNATIONAL SEGMENT - ASIA PACIFIC FIRST QUARTER KEY METRICS -- 2003 vs. 2002 1st Qtr 2nd Qtr East -39 -26 1st Qtr 2nd Qtr East 1002 1265 1st Qtr 2nd Qtr East 75 85 $(26) $(39) 2003 2002 2003 2002 2003 2002 $1,265 $1,002 75 82 Pre-Tax Profit (Mils.) Revenue (Mils.) Vehicle Unit Sales (000) Memo: Australia 12.9% 14.2% Mkt. Share

SLIDE 14
INTERNATIONAL SEGMENT - P.A.G. FIRST QUARTER 2003 KEY METRICS -- 2003 vs. 2002 1st Qtr 2nd Qtr East -70 -88 1st Qtr 2nd Qtr East 4865 5367 1st Qtr 2nd Qtr East 187 174 $(70) $(88) 2003 2002 2003 2002 2003 2002 $4,865 $5,367 187 174 Memo: Mkt. Share U.S. 1.2% 1.2 % Europe 2.2 2.1 Pre-Tax Profit (Mils.) Revenue (Mils.) Vehicle Unit Sales (000)

SLIDE 15
FINANCIAL SERVICES SECTOR FIRST QUARTER 2003 PROFIT / (LOSS) B / (W) 2002 $335 $331 $0 $4 Pre-Tax Profits by Segment (Mils.) Total Ford Cred Hert Other 1995 MARKET PROFITS 678 727 -59 10 Total Hertz Other Financial Services $727 $(59) $678 $10 Ford Credit

SLIDE 16
FORD CREDIT RESULTS AND METRICS Receivables (Bils.) Owned $137 $119 Securitized 66 74 Managed $203 $193 Credit Losses (Mils.) Owned $585 $493 Managed 683 685 Credit Loss Ratio Owned 1.68% 1.61 % Managed - U.S. Retail and Lease 1.42 1.85 - Worldwide Total 1.35 1.42 Allow. for Owned Credit Losses - Worldwide Amount (Bils.) $3.0 $3.1 - Pct. Of EOP Receivables 2.18% 2.60 % Leverage (To 1)* Financial Statement 10.5 10.4 Managed 13.7 12.8 * See Appendix 1 (pages 7 and 8 of 10) for calculation and reconciliation 2002 2003 First Quarter Key Metrics ROE 7.9% 13.4 % Income from Continuing Ops. (Mils.) $249 $442 2002 2003 East 396 727 $396 $727 Pre-Tax Profit (Mils.) 1st Qtr. 2002 1st Qtr. 2003

SLIDE 17
FIRST QUARTER AUTOMOTIVE CASH* Cash, Marketable Securities, and VEBA Assets March 31, 2003 $26.6 December 31, 2002 25.3 Change in Gross Cash $ 1.3 Operating Related Cash Flows Automotive Pre-Tax Profits $ 0.7 Capital Spending (1.4) Depreciation & Amortization 1.4 Changes in Receivables, Inventory, and Trade Payables (0.3) U.S. Pension Contributions (1.0) Capital Transactions with Financial Services Sector 0.8 Other -- Primarily Taxes, Expense & Payment Timing Differences 0.4 Total Operating Related Before Tax Refunds $ 0.6 Tax Refunds 0.9 Total Operating Related $ 1.5 Divestitures and Acquisitions Divestitures and Asset Sales 0.2 Capital Calls and Acquisitions 0 Financing Related Cash Flows Dividends to Shareholders (0.2) Reduction in Total Automotive Sector Debt (0.2) Change in Gross Cash $ 1.3 * See Appendix 1 (Page 9 and 10 of 10) for reconciliation to GAAP 2003 First Qtr. (Bils.)

SLIDE 18
2003 FULL YEAR MILESTONES Planning Assumptions Industry Volume -- U.S. 16.5 million units No Change 16.2 -- Europe 17.0 million units 16.5 Mils. 16.6 Net Pricing* -- U.S. (Ford / LM) Zero No Change 0.2% -- Europe (Ford) 1% No Change (1.4)% Physicals Quality Improve in all regions On Track Market Share Improve in all regions On Track Automotive Cost Performance* Improve by at least $500 million $638 Mils. Capital Spending $8 billion $1.4 Bils. Financial Results Automotive Income Before Taxes Breakeven $659 Mils. Operating Related Cash Flows** Breakeven $0.6 Bils. Ford Credit - Improve cash contribution to Parent $1.0 Bils.*** - Maintain managed leverage in low 12.8 end of 13-14 to 1 range 2003 Milestone * At constant volume, mix, and exchange (see Appendix 1 (pages 4 and 6 of 10) for reconciliation to GAAP) ** Excluding tax refunds *** Incl. proceeds from divestiture of Axus; $930 million received by Automotive Sector Full Year First Qtr.

SLIDE 19
OUTLOOK N. American Production -- At 980,000 units in Second Quarter, down 52,000 from First Quarter 2003, reflecting primarily the Ford F-150 changeover Net Pricing -- Incentive activity increasing, putting pressure on net pricing assumption in the U.S. and Europe Cost Performance -- Continues to improve Ford Credit -- Results returning to trend levels; Full Year about the same as 2002 Earnings Outlook Second Quarter -- About $0.10 per share First Half earnings -- About $0.55 per share Full Year -- On track to deliver earnings of $0.70 per share

SLIDE 20
SAFE HARBOR Greater price competition in the U.S. and Europe resulting from currency fluctuations, industry overcapacity or other factors; A significant decline in industry sales, particularly in the U.S. or Europe, resulting from slowing economic growth, geo-political events or other factors; Lower-than-anticipated market acceptance of new or existing products; Work stoppages at key Ford or supplier facilities or other interruptions of supplies; The discovery of defects in vehicles resulting in delays in new model launches, recall campaigns or increased warranty costs; Increased safety, emissions, fuel economy or other regulation resulting in higher costs and/or sales restrictions; Unusual or significant litigation or governmental investigations arising out of alleged defects in our products or otherwise; Worse-than-assumed economic and demographic experience for our post-retirement benefit plans (e.g., investment returns, interest rates, health care cost trends, benefit improvements); Currency or commodity price fluctuations; A market shift from truck sales in the U.S.; Economic difficulties in South America or Asia; Reduced availability of or higher prices for fuel; Labor or other constraints on our ability to restructure our business; A change in our requirements under long-term supply arrangements under which we are obligated to purchase minimum quantities or pay minimum amounts; A further credit rating downgrade; Inability to access debt or securitization markets around the world at competitive rates or in sufficient amounts; Higher-than-expected credit losses; Lower-than-anticipated residual values for leased vehicles; Increased price competition in the rental car industry and/or a general decline in business or leisure travel due to terrorist attacks, act of war or measures taken by governments in response thereto that negatively affect the travel industry; and Our inability to implement the Revitalization Plan. Statements included or incorporated by reference herein may constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation:

Appendix 1 - First Quarter Supplemental Data Appendix 2 - Segment Reporting Transition

FIRST QUARTER AUTOMOTIVE SUMMARY Appendix - 1 - (Page 1 of 10) North America 1,030 1,023 $21.5 $22.2 $ 465 $1,236 International Europe 342 401 $ 4.1 $ 5.0 $(268) $ (249) South America 41 46 0.4 0.3 (85) (31) Asia Pacific 75 82 1.0 1.3 (39) (26) P.A.G. 187 174 4.9 5.4 (70) (88) Other - - - - (7) 41 Total International 645 703 $10.4 $12.0 $(469) $ (353) Other Automotive - - 0.3 0 (366) (224) Total Automotive 1,675 1,726 $32.2 $34.2 $(370) $ 659 2002 (000) 2003 (000) 2002 (Bils.) 2003 (Bils.) 2002 (Mils.) 2003 (Mils.) Vehicle Unit Sales Revenue Pre-Tax Profits

PRODUCTION VOLUMES North America 1,032 (20) 980 (195) Europe 413 42 390 (39) P.A.G. 177 (2) 185 (5) Units (000) 2003 Actual Appendix - 1 - (Page 2 of 10) First Quarter B / (W) 2002 (000) Units (000) Second Quarter 2003 Forecast B / (W) 2002 (000)

U.S. MARKET DATA Appendix - 1 - (Page 3 of 10) Corporate Market Share 21.2% 21.2% 20.7 % Sales Mix (Ford / LM) Fleet Sales (Pct. of Total) 25% 28% 25 % Red Carpet Lease (Pct. of Total) 8 7 14 Red Carpet Lease (Pct. of Retail) 11 10 18 Inventory Days' Supply (Ford / LM) Car 78 66 59 Truck 60 95 66 Average 70 84 64 4th Qtr. 2002 1st Qtr. 2003 Memo 1st Qtr. 2002

RECONCILIATION OF NET PRICING TO CHANGE IN AUTOMOTIVE SALES Appendix - 1 - (Page 4 of 10) Automotive Sales 2003 First Quarter $22,215 $21,716 $5,023 $12,525 2002 First Quarter 21,473 20,848 4,138 12,100 2003 B / (W) than 2002 $ 742 $ 868 $ 885 $ 425 Memo: Change in Automotive Sales 4.2% 3.5 % Explanation of Change (Pct.) Mix, Exchange, Other 4.0% 4.9 % Net Pricing 0.2 (1.4) Total 4.2% 3.5 % North America Europe (Mils.) (Per Unit) (Per Unit) (Mils.)

COSTS AND EXPENSES AUTOMOTIVE SECTOR Appendix - 1 - (Page 5 of 10) Total Cost and Expenses $32,231 $33,397 $(1,166) Less: Depreciation 588 693 (105) Amortization 572 685 (113) Selling and Admin. 2,255 2,252 3 Post-Retirement Expense 488 798 (310) Net Costs and Expenses $28,328 $28,969 $ (641) 2002 (Mils.) 2003 (Mils.) 2003 B / (W) 2002 (Mils.) First Quarter

RECONCILIATION OF AUTOMOTIVE COST PERFORMANCE TO COST OF SALES AND SELLING, ADMINISTRATIVE, AND OTHER EXPENSE Appendix - 1 - (Page 6 of 10) 2002 First Quarter Cost and Expenses $(32.2) 2003 First Quarter B / (W) 2002 Volume, Mix and Exchange-Related Cost Changes $ (1.8) Automotive Year-Over-Year Cost Performance 0.6 B / (W) 2002 First Quarter $ (1.2) 2003 First Quarter Cost and Expenses $(33.4) Bils.

FORD CREDIT KEY METRIC DEFINITIONS Appendix - 1 - (Page 7 of 10) In addition to evaluating Ford Credit's financial performance on a GAAP financial statement basis, Ford Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below: Managed Receivables - includes owned receivables (the receivables Ford Credit owns and reports on its balance sheet) and receivables that Ford Credit sold in securitizations and continues to service Serviced-Only Receivables - receivables that Ford Credit sold in whole-loan sale transactions where Ford Credit retained no interest but continues to service Serviced Receivables - includes managed receivables and serviced-only receivables Leverage: Total Debt - Financial Statement Leverage = Equity Total Debt Securitized Receivables Retained Interest on Securitized Receivables Cash and Cash Equivalents SFAS No. 133 Adjustments on Total Debt Equity Minority Interest SFAS No. 133 Adjustment on Equity - Managed Leverage + - - - = + -

FORD CREDIT RECONCILIATIONS OF MANAGED LEVERAGE TO FINANCIAL STATEMENT LEVERAGE Appendix - 1 - (Page 8 of 10) Total Debt $137.4 $137.3 Total Securitized Receivables Outstanding 66.0 73.3 Retained Interest in Securitized Receivables (9.6) (18.1) Adjustments for Cash and Cash Equivalents (7.6) (11.7) Adjustments for SFAS 133 (1.6) (6.1) Adjusted Debt $184.6 $174.7 Total Stockholder's Equity $ 13.1 $ 13.2 Adjustments for SFAS 133 0.4 0.5 Adjustments for Minority Interest * * Adjusted Equity $ 13.5 $ 13.7 Managed Leverage To 1* 13.7 12.8 Financial Statement Leverage = Total Debt / Equity 10.5 10.4 * Adjusted Debt / Adjusted Equity March 31, 2002 (Bils.) March 31, 2003 (Bils.) Leverage Calculation

AUTOMOTIVE GROSS CASH RECONCILIATION TO GAAP Cash and Cash Equivalents $ 5.2 $ 7.1 $ 1.9 * $ 8.1 Marketable Securities 17.4 17.3 (0.1) 11.4 Total Cash / Market. Sec. $22.6 $24.4 $ 1.8 $19.5 VEBA 2.7 2.2 (0.5) 2.0 Gross Cash $25.3 $26.6 $ 1.3 $21.5 * Automotive cash flow as shown in our sector statement of cash flows 4th Qtr. 2002 (Bils.) 1st Qtr. 2003 (Bils.) 1st Qtr. 2003 B / (W) 4th Qtr. 2002 (Bils.) Appendix - 1 - (Page 9 of 10) Memo: 1st Qtr. 2002 (Bils.) $5.1

AUTOMOTIVE OPERATING RELATED CASH FLOWS RECONCILIATION TO GAAP Cash Flows from Operating Activities before Securities Trading* $2.3 $ 3.0 Items Included in Operating-Related Cash Flows Capital Transactions with Financial Services Sector $(0.7) $ 0.7 Capital Expenditures (1.5) (1.4) Net Transactions Between Auto. and Financial Services Sectors** (0.4) (0.3) Other, Primarily Exclusion of Cash Inflow from VEBA Drawdown (0.9) (0.5) Total Reconciling Items $(3.5) $(1.5) Operating Related Cash Flows $(1.2) $ 1.5 Memo: Operating Related Excluding $900 million of Tax Refunds $ 0.6 * As shown in our sector statement of cash flows for Automotive ** Primarily payables and receivables between the sectors in the normal course of business, as shown in our sector statement of cash flows 1st Qtr. 2003 (Bils.) Appendix - 1 - (Page 10 of 10) 1st Qtr. 2002 (Bils.) $1.8

SEGMENT REPORTING TRANSITION Appendix - 2 -

2000 - 2002 AUTOMOTIVE RESULTS 2000 (Bils.) 2001 (Bils.) 2002 (Bils.) Full Year Pre-Tax Profits North America $ 9.3 $(5.3) $ 2.5 International Europe $(3.0) $(0.3) $(0.7) South America (0.4) (1.4) (0.6) Asia Pacific (0.3) (0.3) (0.2) P.A.G. (0.1) 0 (0.9) Other 0 (0.6) 0 Total International $(3.8) $(2.6) $(2.4) Other Automotive (0.2) (1.0) (1.2) Total Automotive $ 5.3 $(8.9) $(1.1) Appendix - 2 - (Page 1 of 14)

2002 AUTOMOTIVE COMPARED WITH PRIOR REPORTING North America $(0.2) $ 0.4 $ 0.4 $ 1.8 $ 0.1 $ 2.5 North America (F / LM) International Europe (0.9) 0.2 0.5 (0.6) 0.1 (0.7) Ford Europe (0.1) 0 (0.8) 0 (0.9) P.A.G. South America (0.5) 0 0 (0.2) 0.1 (0.6) Ford South America Rest of World 0.5 (0.5) 0 (0.2) 0 (0.2) Ford Asia Pacific 0 0 0 0 0 Other - (0.9) - (0.3) (1.2) Other Automotive Total Automotive $(1.1) $ 0 $ 0 $ 0 $ 0 $(1.1) Total Automotive Prior (Bils.) Realign Businesses (Bils.) Transfer Pricing (Bils.) Net Interest (Bils.) Present (Bils.) Changes Pre-Tax Profits Appendix - 2 - (Page 2 of 14) Business Units Geographic Regions Centralize Non-Core (Bils.)

EXPLANATION OF SEGMENT REPORTING RECONCILIATION Appendix - 2 - (Page 2A of 14) Ford's 2002 automotive results are shown on the left side of Appendix 2 (Page 2 of 14) based on our prior reporting, which reflected geographic regions, and on the right side based on our present reporting, which reflects our present alignment of business units. The center of the slide shows the reconciliation between the two. There is no change in the results because of the reporting change -- the loss for 2002 was $1.1 billion in both cases. Four areas explain the difference Realigning operations businesses to reflect the present management structure. Transferring non-core operations from the regions in which they operated to "Other Automotive". Reflecting absolute costs for each of the operations, in lieu of transfer prices, for components, vehicles, and product engineering. Removing net interest from the geographic regions and placing it in "Other Automotive", outside of the operational segments. The following details each column The "Realign Businesses" column shows the separation of P.A.G. from the other regions ($100 million). It also includes the transfer into North America of certain operations that report to North America but are located offshore. The "Centralize Non-Core" column shows the transfer out of North America and Europe of the results of non-core businesses and into "Other Automotive". These include primarily Kwik-Fit in Europe and Consumer Connect in North America. Most of these operations have been sold or closed and will have a minimal future effect. The "Transfer Pricing" column shows the effect of changing our reporting from the transfer pricing system (which we still use for legal, statutory, and tax reporting) to absolute costs. This change involves two aspects: components and vehicles, and product engineering.

EXPLANATION OF SEGMENT REPORTING RECONCILIATION (CONT'D.) Appendix - 2 - (Page 2B of 14) The following details each column (cont'd.) Removing net interest from the geographic regions and placing it in "Other Automotive", outside of the operational segments. Components and Vehicles: Ford's new segment reporting is based on absolute costs in lieu of transfer prices. A good example of this would be the engine for the Explorer, which Ford makes in Cologne, Germany. Ford's previous segment reporting recognized a profit in Europe on the manufacture of engines for the Explorer (which is sold primarily in North America). Ford's new segment reporting recognizes all of the profit - - on the vehicles and on the engine - - in North America. Product Engineering: In the mid-1990's, Ford 2000 established a Global Product Development function. Since Ford 2000, Ford U.S. has paid for the global product engineering costs of its principal affiliates, and recovered these costs through a volume-based royalty, designed to recover them over time. In any one period, however, costs and royalties can vary, in some instances substantially. The new segment reporting eliminates the royalty and has each operation absorbing its own product engineering costs, as incurred. In the final column, "Net Interest" was previously reported where it was incurred - that is, where the debt was located and where the cash was in the bank. All interest income and expense now is reported in "Other Automotive". This is because the Company's financing decisions are made centrally. So the $100 million each for North America, Europe and South America reflect the transfer of net interest expense to "Other Automotive" There is no change to Ford's reported automotive results because of the revised reporting - the loss for 2002 is still $1.1 billion.

NORTH AMERICA AUTOMOTIVE (FORD / LM) SUMMARY Appendix - 2 - (Page 3 of 14) 2000 2001 2002 Profits (Bils.) Pre-Tax Profit / (Loss) $ 9.3 $(5.3) $ 2.5 Less Unusual Items Incl. Above (0.3) (4.7) (0.1) Pre-Tax Profit (Excl. Unusual Items) $ 9.6 $(0.6) $ 2.6 U.S. Industry (Mils.) 17.8 17.5 17.1 U.S. Market Share 22.6% 21.6% 19.9 % Vehicle Unit Sales (Mils.) 4.7 4.1 4.1

EUROPE AUTOMOTIVE (FORD BRAND) SUMMARY Appendix - 2 - (Page 4 of 14) 2000 2001 2002 Profits (Bils.) Pre-Tax Profit / (Loss) $(3.0) $(0.3) $(0.7) Less Unusual Items Incl. Above (1.5) - (0.2) Pre-Tax Profit (Excl. Unusual Items) $(1.5) $(0.3) $(0.5) Europe Industry (Mils.) 17.9 17.8 17.2 Europe Market Share 8.2% 8.6% 8.7 % Vehicle Unit Sales (000) 1,560 1,698 1,561

SOUTH AMERICA AUTOMOTIVE (FORD BRAND) SUMMARY Appendix - 2 - (Page 5 of 14) 2000 2001 2002 Profits (Bils.) Pre-Tax Profit / (Loss) $(0.4) $(1.4) $(0.6) Less Unusual Items Incl. Above 0 (0.9) - Pre-Tax Profit (Excl. Unusual Items) $(0.4) $(0.5) $(0.6) Industry (Mils.) - Brazil 1.5 1.6 1.5 Market Share - Brazil 9.1% 7.8% 9.9 % Vehicle Unit Sales (000) 209 195 195

ASIA PACIFIC AUTOMOTIVE (FORD BRAND) SUMMARY Appendix - 2 - (Page 6 of 14) 2000 2001 2002 Profits (Bils.) Pre-Tax Profit / (Loss) $(0.3) $(0.3) $(0.2) Less Unusual Items Incl. Above 0 0 0 Pre-Tax Profit (Excl. Unusual Items) $(0.3) $(0.3) $(0.2) Industry (Mils.) - Australia 0.8 0.8 0.8 Market Share - Australia 14.5% 13.8% 13.2 % Vehicle Unit Sales (000) 289 274 300

P.A.G. AUTOMOTIVE (WORLDWIDE) SUMMARY Appendix - 2 - (Page 7 of 14) 2000 2001 2002 Profits (Bils.) Pre-Tax Profit / (Loss) $(0.1) $ 0 $(0.9) Less Unusual Items Incl. Above (0.1) - (0.1) Pre-Tax Profit (Excl. Unusual Items) $ 0 $ 0 $(0.8) Market Share - U.S. 1.1% 1.2% 1.2% - Europe 1.8 2.0 2.2 Vehicle Unit Sales (000) 641 790 771

2000 - 2002 VEHICLE UNIT SALES AND REVENUE 2000 2001 2002 North America 4,725 4,051 4,146 $ 97.2 $ 83.9 $ 87.1 International Europe 1,560 1,698 1,561 $ 17.2 $ 19.5 $ 19.0 South America 209 195 195 2.5 2.1 1.5 Asia Pacific 289 274 300 4.1 3.8 4.4 P.A.G. 641 790 771 18.7 20.4 21.3 Total International 2,699 2,957 2,827 $ 42.5 $ 45.8 $ 46.2 Other Automotive - - - 1.1 1.1 1.1 Total Automotive 7,424 7,008 6,973 $140.8 $130.8 $134.4 Appendix - 2 - (Page 8 of 14) 2000 2001 2002 Vehicle Unit Sales (000) Revenue (Bils.)

2000 - 2002 AUTOMOTIVE PRE-TAX RESULTS Appendix - 2 - (Page 9 of 14) 2000 2001 2002 North America $ 9,333 $(5,281) $ 2,490 $ (291) $(4,666) $(130) International Europe $(3,003) $ (306) $ (722) $(1,465) $ 0 $(218) South America (399) (1,358) (622) (7) (848) 0 Asia Pacific (320) (353) (176) (10) 0 (2) P.A.G. (122) 8 (897) (162) 0 (116) Other (15) (606) (15) 0 (495) (21) Total International $(3,859) $(2,615) $(2,432) $(1,644) $(1,343) $(357) Other Automotive (151) (966) (1,214) 0 (131) (359) Total Automotive $ 5,323 $(8,862) $(1,156) $(1,935) $(6,140) $(846) 2000 2001 2002 Pre-Tax Profits Memo: Unusual Items Included (Mils.) (Mils.) (Mils.) (Mils.) (Mils.) (Mils.)

2002 VEHICLE UNIT SALES BY QUARTER Appendix - 2 - (Page 10 of 14) North America 1,030 1,120 997 999 4,146 International Europe 342 417 341 461 1,561 South America 41 46 52 56 195 Asia Pacific 75 75 77 73 300 P.A.G. 187 196 188 200 771 Total International 645 734 658 790 2,827 Total Automotive 1,675 1,854 1,655 1,789 6,973 1st Qtr. (000) 2nd Qtr. (000) 3rd Qtr. (000) 4th Qtr. (000) Full Year (000) 2002

2002 REVENUE BY QUARTER Appendix - 2 - (Page 11 of 14) North America $ 21.5 $23.1 $21.3 $21.2 $ 87.1 International Europe $ 4.1 $ 4.9 $ 4.4 $ 5.6 $ 19.0 South America 0.4 0.4 0.4 0.3 1.5 Asia Pacific 1.0 1.0 1.1 1.3 4.4 P.A.G. 4.9 5.5 4.9 6.0 21.3 Total International $ 10.4 $11.8 $10.8 $13.2 $ 46.2 Other Automotive 0.3 0.3 0.3 0.2 1.1 Total Automotive $ 32.2 $35.2 $32.4 $34.6 $134.4 1st Qtr. (Bils.) 2nd Qtr. (Bils.) 3rd Qtr. (Bils.) 4th Qtr. (Bils.) Full Year (Bils.) 2002

2002 PRE-TAX PROFIT BY QUARTER Appendix - 2 - (Page 12 of 14) North America $ 465 $ 921 $ 591 $ 513 $ 2,490 International Europe $(268) $ (18) $(246) $(190) $ (722) South America (85) (198) (243) (96) (622) Asia Pacific (39) (53) (49) (35) (176) P.A.G. (70) (122) (160) (545) (897) Other (7) 20 (16) (12) (15) Total International $(469) $(371) $(714) $(878) $(2,432) Other Automotive (366) (147) (495) (206) (1,214) Total Automotive $(370) $ 403 $(618) $(571) $(1,156) 1st Qtr. (Mils.) 2nd Qtr. (Mils.) 3rd Qtr. (Mils.) 4th Qtr. (Mils.) Full Year (Mils.) 2002

2002 UNUSUAL ITEMS BY QUARTER Appendix - 2 - (Page 13 of 14) North America $ 3 $ 34 $(100) $ (67) $(130) International Europe $ - $(53) $ 2 $(167) $(218) South America - - - - - Asia Pacific - 1 (2) (1) (2) P.A.G. (1) (28) 42 (129) (116) Other - 6 (16) (11) (21) Total International $ (1) $(74) $ 26 $(308) $(357) Other Automotive - - (359) - (359) Total Automotive $ 2 $(40) $(433) $(375) $(846) 1st Qtr. (Mils.) 2nd Qtr. (Mils.) 3rd Qtr. (Mils.) 4th Qtr. (Mils.) Full Year (Mils.) 2002

AUTOMOTIVE SECTOR UNUSUAL ITEMS 2000 (Mils.) 2001 (Mils.) 2002 (Mils.) Derivative instruments (SFAS 133) $ - $ (138) $ (87) Interest income on U.S. federal tax - - 211 refund Loss on sale of Kwik-Fit and other - - (570) businesses European end-of-life accrual - - (70) Europe and P.A.G. restructuring - - (330) Mazda restructuring actions - (114) - Write-down of e-commerce and - (295) - automotive related ventures Revitalization Plan and other charges - (5,593) - Europe region asset impairment (1,568) - - and restructuring costs Inventory-related profit reduction (162) - - for Land Rover Write-down of assets associated (205) - - with the Nemak joint venture Total $(1,935) $(6,140) $(846) Appendix - 2 - (Page 14 of 14) Pre-Tax Profits